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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported):  September 13, 2000


                           AXYS PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)


        Delaware                       000-22788               22-2969941
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(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
    of Incorporation)                                     Identification Number)


                                 180 Kimball Way
                          South San Francisco, CA 94080
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               (Address of principal executive offices) (Zip Code)


                                 (650) 829-1000
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              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

                  In a press release dated September 13, 2000, Axys Pharmaceuticals, Inc. (the "Company") announced that it is filing a supplement to its shelf registration statement with the Securities and Exchange Commission for a public offering of up to $20,000,000 aggregate principal amount of a new series of fixed rate convertible notes and warrants to purchase shares of its common stock. The press release, forms of certain agreements relating to the public offering, the consolidated financial statements of Discovery Partners International, Inc., in which the Company owns a minority interest, and the interim financial statements of Discovery Partners International, Inc. for the quarter ended June 30, 2000 are filed herewith as exhibits.

ITEM 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits.

(c)      Exhibits:  The following exhibits are filed as part of this Report.

         1.1      Form of Note Purchase Agreement
         4.1      Form of Indenture
         4.2      Form of Supplemental Indenture
         4.3      Form of Common Stock Purchase Warrant
         20.1     Press Release, dated September 13, 2000, of Axys
                    Pharmaceuticals, Inc.
         20.2     Consolidated financial statements of Discovery Partners
                    International, Inc.
         20.3     Interim financial statements of Discovery Partners
                    International, Inc.
         23.1     Consent of Ernst & Young, LLP, independent auditors



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated:  September 13, 2000



                                       AXYS PHARMACEUTICALS, INC.


                                       By: /s/ William J. Newell
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                                           William J. Newell
                                           Senior Vice President